                                                                   EXHIBIT 10.22


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                          FLUMIST(TM) SUPPLY AGREEMENT


                                 BY AND BETWEEN

                                     AVIRON

                                       AND

                       AMERICAN HOME PRODUCTS CORPORATION

                               ACTING THROUGH ITS

                       WYETH-AYERST LABORATORIES DIVISION



                                JANUARY 11, 1999


                                       1.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                          FLUMIST(TM) SUPPLY AGREEMENT

        THIS FLUMISTTM SUPPLY AGREEMENT (the "Agreement"), dated as of January 11, 1999 (the "Signing Date"), is by and between Aviron, a Delaware corporation with its principal place of business at 297 North Bernardo Avenue, Mountain View, California 94043 ("Aviron"), and AMERICAN HOME PRODUCTS CORPORATION ("AHPC"), acting through its WYETH-AYERST LABORATORIES DIVISION, a Delaware corporation with its principal place of business at 555 Lancaster Avenue, St. Davids, Pennsylvania, 19087 ("Wyeth-Ayerst"). Aviron and Wyeth-Ayerst are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                    RECITALS:

        WHEREAS, Aviron and Wyeth-Ayerst have entered into that certain United States License and Co-Promotion Agreement of even date herewith regarding the marketing and co-promotion of Aviron's intranasally delivered cold adapted vaccine formulation for the prevention of influenza and influenza-associated illnesses, [***], known as FluMist(TM) or FluEnz(TM) (the "Product," as further described herein) in the United States and its territories and possessions (the "U.S. Agreement"); and

        WHEREAS, Aviron and Wyeth-Ayerst have entered into that certain International FluMist(TM) License Agreement of even date herewith, under which Aviron has granted to Wyeth-Ayerst exclusive marketing rights in certain territories outside of the United States and its territories and possessions (the "International Agreement"); and

        WHEREAS, Aviron and Wyeth-Ayerst desire to enter into an agreement pursuant to which Aviron shall (a) supply, or have supplied, Finished Product in the [***] for distribution and sale under the U.S. Agreement; (b) supply, or have supplied, Finished Product in the [***] to Wyeth-Ayerst for distribution and sale under the U.S. Agreement and the International Agreement; (c) supply, or have supplied, [***] from the [***] for the Product [***] in order that [***] Product in the [***] for distribution and sale under the U.S. Agreement and the International Agreement; and (d) blend, fill, finish and package [***] Product in the [***] for distribution and sale under the U.S. Agreement and the International Agreement; and [***] (a) manufacture and supply [***] Product in the [***] for the U.S. Territory and [***] the International Territory, and (b) blend, fill, finish and package [***] Product in the [***] for distribution and sale under the International Agreement [***].

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

1.      DEFINITIONS

        Unless otherwise indicated, capitalized terms used herein shall have the same meaning as in the U.S. Agreement.

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       1.

        1.1 "[***] PRODUCT" means the Finished Product manufactured and supplied [***] by Aviron (or its contractor(s)) hereunder [***] the manufacturing process.

        1.2 "[***] PRODUCT" means [***] Product for which [***].

        1.3 "CALENDAR YEAR" means the period of time commencing on January 1 of a given year, and ending on December 31 of such year.

        1.4 "COMMERCIALIZATION COMMITTEE" means the JCC or the ICC, as applicable, which may be collectively referred to herein as the "Commercialization Committees."

        1.5 "COMMERCIALLY REASONABLE EFFORTS" shall have the meaning set forth in Section 1.11 of the U.S. Agreement.

        1.6 "DEVELOPMENT COMMITTEE" means the "Joint Development Committee" (as defined in the U.S. Agreement) or the "International Development Committee" (as defined in the International Agreement), as applicable, which may be collectively referred to herein as the "Development Committees."

        1.7 "EFFECTIVE DATE" shall have the meaning set forth in Section 1.18 of the U.S. Agreement.

        1.8 "[***] AGREEMENT" means that certain [***] Agreement by and between [***] and Aviron on [***].

        1.9 "FINISHED PRODUCT" shall mean the Product in the [***] in finished, packaged form.

        1.10 "[***]" means [***] the Product which, during the dating period established by the FDA, maintains stability [***] and may maintain stability [***] but does not maintain stability [***] or [***].

        1.11 "FLU SEASON" means the "Flu Season" as defined in the U.S. Agreement or the International Agreement, as applicable.

        1.12 "FORECAST" shall mean the U.S. [***] Forecast (as defined in
Section 3.1 hereof), the U.S. [***] Forecast (as defined in Section 3.2 hereof), or the International Forecast (as defined in Section 4.1 hereof), as applicable.

        1.13 "[***] PRODUCT" means the Finished Product [***].

        1.14 "[***] MONOVALENT" means Monovalent Bulk for the [***].

        1.15 "GLOBAL TERRITORY" means the U.S. Territory and the International Territory.

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       2.

        1.16 "GROSS SALES REVENUE" means the sum of all amounts actually received and all other consideration actually received (or, when in a form other than cash or its equivalent, the fair market value thereof when received) by Wyeth-Ayerst and its Affiliates and sublicensees from persons or entities due to or by reason of the sale, distribution or use of Finished Product. Sales of Finished Product intended for resale to Third Parties, and made internally amongst Wyeth-Ayerst and its Affiliates or sublicensees shall not be deemed sales for purposes of calculating "Gross Sales Revenues" (however the resale by the recipient shall be included in the calculation of "Gross Sales Revenues").

        1.17 "GOOD MANUFACTURING PRACTICE" OR "GMP" shall mean the standards and regulations for the manufacture of biologicals promulgated by any applicable Regulatory Agency.

        1.18 "JCC" means the "Joint Commercialization Committee" as defined in the U.S. Agreement.

        1.19 "[***] PRODUCT" means [***] Product for which [***] has supplied the [***] has manufactured the [***] and [***] has conducted [***].

        1.20 "ICC" means the "International Commercialization Committee" as defined in the International Agreement.

        1.21 "[***]" means [***] to be [***] in order to [***] Product for sale and distribution by Wyeth-Ayerst [***].

        1.22 "INTERNATIONAL TERRITORY" means the "Territory" as defined in the International Agreement.

        1.23 "[***]" means a [***] of the Product which, during the dating period established by the FDA, maintains stability [***] provided that if [***] the Product which exists as of the Effective Date is determined to [***] during the dating period, then such [***] shall be included in [***].

        1.24 "[***] MONOVALENT" means Monovalent Bulk for the [***].

        1.25 "[***] PRODUCT" means the Finished Product in the [***].

        1.26 "[***] PLANT" means [***] plant located at [***].

        1.27 "[***]" shall have the meaning set forth in Section [***] of the U.S. Agreement.

        1.28 "MICHIGAN" means the Regents of the University of Michigan, a constitutional corporation of the State of Michigan with offices located at Wolverine Tower, Room 2071, 3003 South State Street, Ann Arbor, Michigan, 48109-1280, USA.

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       3.

        1.29 "MICHIGAN AGREEMENT" means the Materials Transfer and Intellectual Property Agreement between Aviron and Michigan dated February 24, 1995, as amended, and attached as Schedule 1.41 to the U.S. Agreement.

        1.30 "MONOVALENT BULK" means the three influenza virus strains contained in the Product, each in monovalent bulk form.

        1.31 "PLA" means the Product Licensing Application/Establishment Licensing Application or Biologics License Application for the Product in the Field.

        1.32 "PRODUCT" means the "Product" as defined in the U.S. Agreement or the International Agreement, as applicable.

        1.33 "[***]" means:

               (A) In the case of [***] manufactured [***] the [***] of (i) [***] the Product to be included in the [***] of Finished Product, or (ii) [***] (as defined in Section [***] hereof) per Flu Season ending with the Flu Season that commences in Calendar Year [***]; and the [***] of (x) [***] the Product to be included in the [***] of Finished Product, or (y) [***] of the [***] per Flu Season beginning with the Flu Season that commences in Calendar Year [***]; or as otherwise agreed in writing by the Parties; and

               (B) In the case of [***] Product supplied by Aviron to Wyeth-Ayerst for sale and distribution pursuant to the U.S. Agreement and the International Agreement, [***] Finished Product per each Flu Season (as defined in the U.S. Agreement), or as otherwise agreed in writing by the Parties.

        1.34 "REGULATORY AGENCY" means any supranational, national, regional, state, provincial or local regulatory agency, department, bureau, commission, council or other governmental entity, responsible for the granting of any approvals, licenses, registrations or authorizations necessary for the commercial manufacture, use, storage, importation, export, transport or sale of the Product in a regulatory jurisdiction within the Global Territory.

        1.35 "SECONDARY MANUFACTURE" OR "SECONDARY MANUFACTURING" means the blending of the monovalent Product, e.g. [***] Monovalent, to form trivalent Product, and the filling, finishing and packaging of such trivalent Product to create Finished Product.

        1.36 "SPECIFICATIONS" means the applicable specifications pursuant to which [***] (in the case of [***]), or [***] (in the case of [***]), as established in the PLA approved by the FDA, or as otherwise approved by the applicable Development Committee.

        1.37 "TERRITORY" means the U.S. Territory or the International Territory, as applicable.

        1.38 "[***]" means [***] to be utilized in [***] in order to [***] for sale and distribution by Wyeth-Ayerst [***].

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.



                                       4.

        1.39 "U.S. TERRITORY" shall mean the "Territory" as defined in the U.S. Agreement.

        1.40 "WORKING SEEDS" means the manufacturer's working virus seeds [***] from which monovalent bulk Product is produced.

2.      SCOPE

        2.1    GENERAL OBLIGATIONS AND RIGHTS OF THE PARTIES.

               (a)    MANUFACTURE AND SUPPLY FOR THE U.S. TERRITORY.

                      (i) Aviron shall have the exclusive right and obligation, using Commercially Reasonable Efforts, to manufacture and supply [***] Product to Wyeth-Ayerst for distribution and sale by Wyeth-Ayerst pursuant to the U.S. Agreement.

                      (ii) [***] shall manufacture and supply [***] as follows:
(A) [***] shall have the right and obligation, using Commercially Reasonable Efforts, to manufacture and supply [***] to the extent that the JCC determines that the market demand for [***] Product in the U.S. Territory for a given Flu Season will [***] for [***] or the amount [***] for such Flu Season if less than such [***] and (B) [***] shall have the right, but not the obligation, to manufacture and supply [***] to the extent of the forecasted market demand for [***] Product up to [***] for [***].

                      (iii) Subject to the right of [***] to establish [***] as provided herein, [***] shall have the right and obligation, using Commercially Reasonable Efforts, to perform, or have performed, all [***] of all [***] including that [***] and shall exclusively supply all [***] Product [***] for distribution and sale by Wyeth-Ayerst pursuant to the U.S. Agreement, provided that [***] shall not be obligated, nor shall it have the right, to perform, or have performed, [***] of all [***] taken together) in excess of [***] Product. [***] shall have the right to perform all [***] to produce [***] Product in [***] of [***] Product.

                      (iv) The provisions of this subsection (a) are subject to [***] under Section [***] of the U.S. Agreement.

               (b)    MANUFACTURE AND SUPPLY FOR THE INTERNATIONAL TERRITORY.

                      (i) [***] shall have the right and obligation, using Commercially Reasonable Efforts, to [***] subject to [***] as set forth in Section [***].

                      (ii) If the ICC determines that the market demand for [***] Product in the International Territory for a given Flu Season is [***] to [***] then [***] shall have the [***] right to [***] of such doses of [***] as are in excess of [***] for such Flu Season. Such manufacture and supply shall occur in a manner to be determined by the IDC.

                      (iii) Subject to [***] as provided herein, Aviron shall have the right and obligation, using Commercially Reasonable Efforts, to perform, or have performed, all [***] of

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       5.

all [***] and shall exclusively supply all [***] for distribution and sale by Wyeth-Ayerst pursuant to the International Agreement, provided that [***] shall not be obligated, nor shall it have the right, to perform, or have performed, [***] of all [***] taken together) in [***] Product. [***] to perform all [***] to produce [***] Product in [***] Product. Such [***] shall occur in a manner to be determined by the appropriate Development Committee.

                      (iv) The provisions of this subsection (b) are subject to [***] under Section [***] of the International Agreement.

               (c) FACILITIES. [***] to undertake the capital investment and staffing commitments and to take all other actions necessary to enable it to [***] obligations hereunder, including establishing a new facility, or remodeling an existing facility, and validating and licensing such facility for such manufacture and supply, as directed by the applicable Development Committees.

               (d) [***]. Aviron shall, using Commercially Reasonable Efforts, produce and supply [***] for all of [***] hereunder.

               (e) GENERAL PRINCIPLES. The Parties shall collaborate in their activities hereunder in order to: (i) minimize the time of the Product's production cycle, (ii) minimize the time required to bring the Product to market, (iii) maintain low production cost, and (iv) comply with GMP in their manufacturing efforts, all as coordinated by the applicable Development Committee and Commercialization Committee. The applicable Development Committee will decide the best way to meet the production goals for [***].

               (f) AGREEMENT OF TECHNICAL RESPONSIBILITY. In order to achieve the goals set forth in subsection (d) above, the Parties shall, as soon as is practicable following the Effective Date, agree upon the [***] for the manufacturing activities contemplated hereunder (the "Agreement of Technical Responsibility"), which agreement shall be generally in the form of [***]. The Agreement of Technical Responsibility shall contain the criteria for [***] hereunder, as determined by the applicable Development Committee, and shall be reviewed and approved at the first meeting of each Development Committee following the Effective Date. The Agreement of Technical Responsibility shall be implemented within thirty (30) days of its execution. The applicable Development Committee shall have the right to amend the Agreement of Technical Responsibility from time to time.

        2.2 MANAGEMENT BY COMMERCIALIZATION COMMITTEES. All supply constraints and coordination of the Parties' activities hereunder shall be managed jointly by the JCC and the ICC, with the overall objective of maximizing sales of the Product, subject to the terms of this Agreement.

        2.3 THIRD PARTY SUPPLY. Aviron may, at its election in its sole discretion, arrange for one or more Third Party contractors to carry out any or all of its manufacturing and supply rights or obligations hereunder, subject to the prior written approval of the Commercialization Committee that oversees the territory as to which such manufacturing and supply rights or

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       6.

obligations apply. Such Commercialization Committee's prior written approval shall not be required for the contractors set forth on Schedule 2.3.

        2.4 WYETH-AYERST ADVISORY ROLE. Wyeth-Ayerst, at its own expense, shall provide to Aviron reasonable manufacturing expertise, advice and know-how in its possession and control and consultation services with respect to the manufacture and supply of the Finished Product, as determined by the Development Committee, in order to optimize the supply of the Finished Product to Wyeth-Ayerst.

3.      PRODUCT FORECASTS FOR U.S. TERRITORY

        3.1 U.S. [***] FORECAST. The JCC shall prepare and present to Aviron and Wyeth-Ayerst a rolling [***]* forecast of the anticipated market demand for the [***] Product in the U.S. Territory for the applicable Flu Season, subject to
Section 2.2., together with an estimate of Net Sales in the U.S. Territory for such Flu Season. Such forecast shall be updated regularly and shall be non-binding except as follows: The JCC shall update such forecast to Aviron and Wyeth-Ayerst in writing no later than [***] of the year immediately prior to the year in which the applicable Flu Season begins. The JCC shall thereafter update the forecast of [***] of the year immediately prior to the year in which the applicable Flu Season begins, provided that the [***] forecast may not vary by more than [***] from the [***] forecast. The [***] forecast shall thereafter be deemed the "U.S. [***] Forecast" for such Flu Season, provided that if Aviron reasonably believes that for such Flu Season it will be unable to meet the forecast set by the JCC, Aviron shall inform the JCC of the amount of [***] Product which it reasonably believes it will be in a position to supply to Wyeth-Ayerst for such Flu Season, and upon the JCC's confirmation of Aviron's estimate of its production capacity for [***] Product for such Flu Season, such amount shall then be deemed to be the U.S. [***] Forecast for such Flu Season. Notwithstanding the foregoing, the JCC's original forecast shall be deemed the "JCC Forecast" for purposes of awarding to Aviron the supply goal payments pursuant to Section 8.3 of the U.S. Agreement. Wyeth-Ayerst agrees to purchase all [***] Product supplied by Aviron in accordance with the U.S. [***] Forecast and accepted by Wyeth-Ayerst pursuant to Section 6.3(a). In the event that Aviron fails to meet the JCC Forecast for a given year, Wyeth-Ayerst's sole remedy shall be [***] as set forth in Section [***] of the U.S. Agreement, provided that Wyeth-Ayerst may not [***] nor any [***] under the U.S. Agreement or the International Agreement.

        3.2 U.S. [***] FORECAST. The JCC shall prepare and present to Aviron and Wyeth-Ayerst a rolling [***] forecast of the anticipated market demand for the [***] Product in the U.S. Territory for the applicable Flu Season, subject to
Section 2.2., together with an estimate of Net Sales and Gross Sales Revenue in the U.S. Territory for such Flu Season. Such forecast shall be updated regularly and shall be non-binding except as follows: The JCC shall update such forecast to Aviron in writing no later than [***] of the year immediately prior to the year in which the applicable Flu Season begins. The JCC shall thereafter update the forecast of [***] of the year immediately prior to the year in which the applicable Flu Season begins, provided that the [***] forecast may not vary by more than [***] from the [***] forecast. The [***] forecast shall thereafter be deemed the "U.S. [***] Forecast" for such Flu Season. Wyeth-Ayerst agrees to

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       7.

purchase all [***] Product supplied by Aviron in accordance with the U.S. [***] Forecast and accepted by Wyeth-Ayerst pursuant to Section 6.3(a).

        3.3 [***]. During a given Flu Season and on a calendar quarter basis, the JCC may [***]* for such Flu Season, subject to Section 2.2 and further provided that:

               (a) The JCC may [***] without the [***] and [***] shall use Commercially Reasonable Efforts to [***] provided that [***] failure to [***] shall not be a breach of this Agreement;

               (b) In the event that the JCC decreases or cancels a Forecast for a given Flu Season, Aviron shall use Commercially Reasonable Efforts to wind down any Secondary Manufacturing then occurring or planned to produce doses of the applicable Finished Product in excess of the JCC's revised Forecast, and Wyeth-Ayerst shall reimburse Aviron for all non-cancelable costs actually incurred by Aviron in the manufacture and supply of the applicable Finished Product for such Flu Season in fulfilling its obligation to meet the Forecast first specified by the applicable JCC for such Flu Season, provided that Wyeth-Ayerst shall only be obligated to reimburse Aviron for those costs which are in excess of any payments made by Wyeth-Ayerst pursuant to Section 7.2 for such Flu Season; and

               (c) If the JCC increases the U.S. [***] Forecast for such Flu Season, the original JCC Forecast for such Flu Season, and not the increased figure, shall be the basis for determining whether Aviron has achieved the supply goals set forth in Section 8.3 of the U.S. Agreement.

4.      [***] FORECASTS FOR INTERNATIONAL TERRITORY

        4.1    FORECASTS.

               (a) The ICC shall prepare and present to the Parties, in coordination with the JCC pursuant to Section 3.1 of the International Agreement, a rolling [***] forecast of the market demand for [***] Product in the International Territory, in accordance herewith and with Section 2.2 (the "International Forecast"). Such Forecast shall include the Specifications for the [***] to be manufactured and supplied by Aviron to Wyeth-Ayerst [***], and the amount and Specifications for the [***], as well as a schedule for the foregoing activities, together with an estimate Gross Sales Revenue in the International Territory for such Flu Season. Such Forecast shall be updated regularly and shall be non-binding except as follows:

                      (i) For Flu Seasons in the Northern Hemisphere, the ICC shall update such Forecast in writing to the Parties, in coordination with the JCC, no later than [***] of the year immediately prior to the year in which the applicable Flu Season begins, provided that the Forecast of [***] may not vary more than [***] from the Forecast of [***].

                      (ii) For Flu Seasons in the Southern Hemisphere, the ICC shall update such Forecast in writing to the Parties, in coordination with the JCC, no later than [***] of the year [***] the year in which the applicable Flu Season begins, and [***] of the year immediately

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       8.

prior to the year in which such Flu Season begins, provided that the Forecast of [***] may not vary more than [***] from the Forecast of [***].

               (b) [***] to conduct the manufacture and supply activities anticipated hereunder in order to produce a sufficient quantity of [***] Product to meet such Forecast for each Flu Season. Wyeth-Ayerst agrees to purchase all [***] Product supplied by Aviron in accordance with the International Forecast and accepted by Wyeth-Ayerst as provided herein.

5.      FAILURE TO [***].

        5.1 NOTICE OF [***]. In the event that a Party with an obligation to [***] hereunder (the "[***] Party") reasonably believes that it will fall short of its obligations to [***] under [***] for a given Flu Season by [***], it shall give prompt written notice of such belief to the applicable Development Committee and Commercialization Committee. The other Party (the "[***] Party") shall then have the right, but not the obligation, to [***] by providing written notice that it is exercising such right to the applicable Development Committee and Commercialization Committee.

        5.2 [***] PRODUCT. If, for a given Flu Season, (a) the [***] Party fails to meet its obligations to [***] under [***], and (b) the [***] Party has not [***] pursuant to Section 5.1, and (c) there is no [***] in the applicable Territory, then the applicable Commercialization Committee shall determine whether the [***] Party has [***] to the [***] Party's [***] to manufacture [***] under such [***] and the [***] if any, on the [***] Party. If the [***] is so determined to have [***], it shall be [***] as follows:

                      (i) If [***] is the [***] Party with a [***], then [***]
shall elect, in its sole discretion, to [***] for such Flu Season under either subsection (1) or subsection (2) below:

                             (1) The [***] as applicable, shall be [***]; or

                             (2) [***] shall have the right to [***] for the
subsequent Flu Season under [***] as applicable, by [***] of the [***] which would have been applicable in the Flu Season in which the [***] based on the [***] by the applicable Commercialization Committee. Such [***] shall apply only for such period of time until the [***] that would be [***] the originally applicable [***] for such period, and (B) the [***] under the [***] for such period, [***] as determined above by the applicable Commercialization Committee. Thereafter, the [***] shall apply.

                      (ii) If [***] is the [***] Party with a [***], then [***] shall have the right to [***] for the subsequent Flu Season under [***], as applicable, by [***] of the [***] which would have been applicable in the Flu Season in which the [***] based on the [***] by the applicable Commercialization Committee. Such [***] shall apply only for such period of time until the [***] under the [***] for such period, and (B) the [***] that would be [***] under the originally applicable [***] for such period, [***] as determined above by the applicable Commercialization Committee. Thereafter, the [***] shall apply.

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       9.

                      (iii) This Section 5.2 shall not apply to the extent that a Party's failure to meet its obligations to [***] is attributable to the other Party's failure to meet its obligations [***].

        5.3 [***]. In the event that [***] to meet its obligations to [***] under [***] results in [***] being unable to [***] for the Flu Season to which [***] relates, the provisions of Section 5.2 above shall not apply, and [***] shall be entitled to [***] (in the case of a [***]) or the [***] (in the case of [***]) by [***] upon written notice to [***]. [***] must provide such written notice to [***] within [***] days of the end of the Flu Season in which such [***] occurred, or its right to [***] as applicable, due to [***] for such Flu Season shall lapse.

        5.4 SOLE REMEDY. The provisions of this Article 5 shall be the [***] Party's sole remedy for the [***] Party's failure to meet its obligations to [***] hereunder, subject to Section [***].

6.      SPECIFICATIONS, DELIVERY AND ACCEPTANCE OF [***] PRODUCT

        6.1 SPECIFICATIONS. Aviron shall manufacture and supply (or cause to be manufactured and supplied) [***] Product to Wyeth-Ayerst in accordance with the applicable Specifications and GMP or other relevant governmental laws, rules and regulations for Wyeth-Ayerst's exclusive sale pursuant to the U.S. Agreement and the International Agreement. As of the Signing Date, it is Aviron's intent to manufacture Monovalent Bulk in the [***] Formulation through its contractor [***] pursuant to and for the term of the [***] which as of the Signing Date is in effect through [***]; provided that Aviron shall retain at all times the right to manufacture and supply to Wyeth-Ayerst [***] Product and [***] Product itself and/or through one or more other Third Party contractors, subject to
Section 2.3.

        6.2 DELIVERY AND SHIPMENT. Finished Product shall be shipped ex works Aviron's applicable Secondary Manufacturing site. Receipt shall be made by Wyeth-Ayerst's designated carrier. Each lot of Finished Product so received shall be accompanied by the FDA lot release letter (to the extent required by the FDA) or comparable documentation from the applicable Regulatory Agency (if available), and other lot release specifications to be agreed upon by the applicable Development Committee.

        6.3    ACCEPTANCE AND REJECTION.

               (a) Any lot of Finished Product released to Wyeth-Ayerst hereunder shall be received by Wyeth-Ayerst or its designated carrier subject to inspection and testing by Wyeth-Ayerst or its designated agent, to ensure that such lot of Finished Product meets the applicable Specifications and otherwise complies with the warranties provided in this Agreement, in accordance with testing and release procedures for the Finished Product, as established in the PLA as approved by the FDA or as otherwise required by the applicable Regulatory Agency. Wyeth-Ayerst shall be allowed a maximum of [***] days from the date of release of any shipment, or such other time period agreed in writing by the applicable Development Committee, (the "Inspection Period") for inspection and provision of written notice to Aviron of rejection of

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      10.

any portion or all of that lot. If Wyeth-Ayerst does not deliver such written notice to Aviron within the Inspection Period, such lot of Finished Product shall be deemed to have met the applicable Specifications and to comply with all warranties hereunder, and Wyeth-Ayerst shall be deemed to have accepted the shipment. Aviron shall, as soon as is commercially feasible, but in no event later than [***] days after receipt of a rejection notice from Wyeth-Ayerst, replace the rejected quantity of Finished Product, subject to Sections 6.3(b) and (c).

               (b) Promptly following any rejection of a lot of Finished Product, Aviron shall determine whether the rejected lot conformed to the applicable Specifications and warranties. If Aviron does not agree with Wyeth-Ayerst, the applicable Development COMMITTEE shall select an independent laboratory mutually acceptable to both Parties to carry out tests on representative samples from the rejected portion of the lot. The results of these tests shall be binding on both Parties.

               (c) If it is determined, either by the Parties' mutual agreement or by such independent laboratory, that the rejected lot of Finished Product did not conform to the applicable Specifications and/or warranties, Aviron shall, as promptly as is commercially reasonable, replace such rejected lot with a conforming lot as provided in subsection (a) above. Such replacement shall be Aviron's sole responsibility to Wyeth-Ayerst for non-conforming Finished Product. Rejected lots shall be returned to Aviron or disposed of at Aviron's expense, in accordance with Aviron's instructions. In the event of any destruction of a non-conforming lot, Wyeth-Ayerst shall deliver to Aviron an appropriate certificate of destruction.

               (d) In the event that Wyeth-Ayerst has paid Aviron for Finished Product which the Third Party tester determines does not conform to the Specifications, Wyeth-Ayerst shall receive a credit to its account for such amounts actually paid to Aviron for such non-conforming Finished Product, provided that Wyeth-Ayerst shall remain liable for all payments owed to Aviron under Article 7 for replacement Finished Product accepted by Wyeth-Ayerst hereunder. Such credit may only be applied to costs incurred by Wyeth-Ayerst under this Agreement. Wyeth-Ayerst shall receive a refund of any such credit existing at the expiration or termination of this Agreement.

7.      PRICING AND PAYMENT FOR [***] PRODUCT

        7.1 TRANSFER PRICE. The transfer price for each dose of each [***] Product supplied by Aviron to Wyeth-Ayerst hereunder shall be [***] of the average Net Sales per dose for the relevant Flu Season (the "Transfer Price").

        7.2    TRANSFER PRICE PAYMENT.

               (a)    [***] PRODUCT, FIRST FLU SEASON.

                      (i) For the first Flu Season during which [***] Product is sold commercially in the U.S. Territory, Wyeth-Ayerst shall make an advance payment to Aviron of [***] per dose of [***] Product multiplied by the number of doses estimated to be sold during the applicable Flu Season according to the U.S. [***] Forecast (the "Transfer Price Payment"),

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      11.

in order to assist Aviron in defraying its initial manufacturing expenses. Except as set forth in subsection (ii) below, the Transfer Price Payment shall be paid in full on the January 1 of the Calendar Year in which such Flu Season begins.

                      (ii) In the event that on or following the October 1 preceding the Calendar Year in which such Flu Season begins and prior to January 1 of such Calendar Year, Aviron determines that there is a reasonable likelihood that it will [***] Aviron shall so notify Wyeth-Ayerst in writing. Wyeth-Ayerst shall pay to Aviron up to [***] of the Transfer Price Payment as requested by Aviron as soon as reasonably practicable following Wyeth-Ayerst's receipt of such notice, or shall otherwise provide to Aviron such [***], but in no event shall Wyeth-Ayerst be required to pay more than [***] of the Transfer Price Payment to Aviron pursuant to such notice. Wyeth-Ayerst shall pay Aviron the balance of the Transfer Price Payment in three (3) equal installments on the January 1, April 1 and July 1 of the Calendar Year in which such Flu Season begins.

               (b) OTHER TRANSFER PRICE PAYMENTS. For all [***] Product that is [***] Product, and for all [***] Product to which subsection (a) above does not apply, the Transfer Price Payment shall be [***] of the projected Net Sales in the relevant Forecast for the relevant Flu Season. Wyeth-Ayerst shall pay Aviron such Transfer Price Payment upon Wyeth-Ayerst's acceptance of such [***] Product, calculated by multiplying the number of doses of Finished Product accepted by the average Net Sales price per dose based upon the applicable Forecast.

        7.3    RECONCILIATION.

               (a) CALCULATION OF TRANSFER PRICE. Within thirty (30) days following the end of each Flu Season, Wyeth-Ayerst shall provide Aviron with a written calculation of the Transfer Price per dose for [***] Product for such Flu Season based upon Net Sales of [***] Product during such Flu Season.

               (b) TRANSFER PRICE PAYMENT EXCEEDS TRANSFER PRICE. If the Transfer Price Payment for [***] Product for a given Flu Season exceeds the Transfer Price for such [***] Product payable by Wyeth-Ayerst for such Flu Season, Aviron shall pay Wyeth-Ayerst the difference between such amounts.

               (c) TRANSFER PRICE EXCEEDS TRANSFER PRICE PAYMENT. If the Transfer Price for an [***] Product for a given Flu Season exceeds the Transfer Price Payment for such [***] Product paid by Wyeth-Ayerst for such Flu Season, Wyeth-Ayerst shall pay to Aviron the difference between such amounts.

               (d) TIMING. All payments due under this Section 7.3 shall be made within thirty (30) days of Aviron's receipt from Wyeth-Ayerst of the calculation report set forth in Section 7.3(a).

               (e) AUDITING. Aviron shall have the right to audit Wyeth-Ayerst's records in order to conform its calculation of the Transfer Price, in accordance with the procedures provided in Section 17.4 of the U.S. Agreement or Section
16.4 of the International Agreement,

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      12.

as applicable, provided that such audit shall be made within ninety (90) days of the end of the relevant Flu Season, but in no event more than once per each Calendar Year.

8.      PROCEDURES AND PAYMENTS FOR [***] PRODUCT

        8.1 SUPPLY OF [***].

               (a) GENERAL. Aviron shall manufacture and supply to Wyeth-Ayerst the [***] hereunder, in accordance with the applicable Specifications and with GMP and all other relevant laws, rules and regulations promulgated by the applicable Regulatory Agency.

               (b) [***] TRANSFER PRICE AND PAYMENT. In the event that Aviron supplies [***] to Wyeth-Ayerst [***] for which [***] Wyeth-Ayerst shall pay Aviron for such [***] at a transfer price equal to [***] per each trivalent dose of Finished Product [***], as set forth in the applicable Forecast. Such transfer price shall be due and payable within [***] days of Wyeth-Ayerst's acceptance of such [***] pursuant to Section 8.1(d).

               (c) SHIPPING AND DELIVERY. Aviron shall deliver each lot of [***] to the [***] Aviron shall ship the [***] in a commercially reasonable manner using a validated shipping protocol approved by the applicable Development Committee. Risk of loss for each lot of [***] delivered hereunder shall transfer to Wyeth-Ayerst upon Wyeth-Ayerst's acceptance of such lot pursuant to Section 8.1(d). Each lot of [***] so delivered to Wyeth-Ayerst shall be accompanied by the appropriate analytical summaries for such lot as agreed upon in writing by the appropriate Development Committee.

               (d) ACCEPTANCE AND REJECTION.

                      (i) Any lot of [***] released to Wyeth-Ayerst hereunder shall be received by Wyeth-Ayerst subject to inspection and testing by Wyeth-Ayerst or its designated agent, to ensure that such lot of [***] meets the applicable Specifications and otherwise complies with the warranties provided in this Agreement, in accordance with testing and release procedures for the [***] as established in the PLA as approved by the FDA or as otherwise required by the applicable Regulatory Agency. Wyeth-Ayerst shall be allowed a maximum of [***] days from the date of delivery of any shipment, or such other time period agreed in writing by the appropriate Development Committee, (the "Inspection Period") for inspection and provision of written notice to Aviron of rejection of any portion or all of that shipment. If Wyeth-Ayerst does not deliver such written notice to Aviron within the Inspection Period, such lot of [***] shall be deemed to have met the applicable Specifications and to comply with all warranties hereunder, and Wyeth-Ayerst shall be deemed to have accepted the shipment. Aviron shall, as soon as is commercially feasible, but in no event more than [***] days after receipt of a rejection notice from Wyeth-Ayerst, replace the rejected quantity of [***] subject to Sections 8.1(d)(ii) and (iii).

                      (ii) Promptly following any rejection of a lot of [***] Aviron shall determine whether the rejected lot conformed to the applicable Specifications and warranties. If Aviron does not agree with Wyeth-Ayerst, the applicable Development Committee shall select

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      13.

an independent laboratory mutually acceptable to both Parties to carry out tests on representative samples from the rejected portion of the shipment. The results of these tests shall be binding on both Parties.

                      (iii) If it is determined, either by the Parties' mutual agreement or by such independent laboratory, that the rejected lot of [***] did not conform to the applicable Specifications and/or warranties, Aviron shall, as promptly as is commercially reasonable, replace such rejected lot with a conforming lot as provided in subsection (i) above. Such replacement shall be the Aviron's sole responsibility to Wyeth-Ayerst for non-conforming [***] Aviron acknowledges and agrees that [***] performance of its obligations under Section [***]. Rejected lots shall be returned to Aviron or disposed of at Aviron's expense, in accordance with Aviron's instructions. In the event of any destruction of a non-conforming lot, Wyeth-Ayerst shall deliver to Aviron an appropriate certificate of destruction. Wyeth-Ayerst shall remain liable for all payments due to Aviron under subsection (b) above for all replacement [***] accepted by Wyeth-Ayerst pursuant to this subsection (d).

        8.2    SUPPLY OF [***].

               (a) MANUFACTURE, SHIPMENT AND DELIVERY. [***] shall deliver each lot of [***] facility, as directed by [***] expense. [***] shall ship the [***] in a commercially reasonable manner using a validated shipping protocol. Risk of loss for each lot of [***] delivered to [***] hereunder shall transfer to [***] upon [***] acceptance of such lot pursuant to Section 8.2(d). Such delivery shall be accompanied by the appropriate analytical summaries for such lot as agreed upon in writing by the appropriate Development Committee.

               (b) ACCEPTANCE AND REJECTION.

                      (i) Any lot of [***] released to [***] hereunder shall be received by [***] subject to inspection and testing by [***] or its designated agent, to ensure that such lot of [***] meets the applicable Specifications and otherwise complies with the warranties provided in this Agreement, in accordance with testing and release procedures for the [***] established in the PLA as approved by the FDA or as otherwise required by the applicable Regulatory Agency. [***] shall be allowed a maximum of [***] days from the date of delivery of any shipment, or such other time period as agreed in writing by the appropriate Development Committee, (the "Inspection Period") for inspection and provision of written notice to [***] of rejection of any portion or all of that shipment. If [***] does not deliver such written notice to [***] within such Inspection Period, such lot of [***] shall be deemed to have met the applicable Specifications and to comply with all warranties hereunder, and [***] shall be deemed to have accepted the shipment. [***] shall, as soon as is commercially feasible, but in no event more than [***] days after receipt of a rejection notice from [***] replace the rejected quantity of [***] subjection to subsections (ii) and (iii) below.

                      (ii) Promptly following any rejection of a lot of [***] Aviron and Wyeth-Ayerst agree to mutually determine whether the rejected lot conformed to the applicable Specifications and warranties. If the Parties cannot agree, the applicable Development

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      14.

Committee shall select an independent laboratory mutually agreeable to both Parties to carry out tests on representative samples from the rejected portion of the shipment. The results of these tests shall be binding on both Parties.

                      (iii) If it is determined, either by the Parties' mutual agreement or by such independent laboratory, that the rejected lot of [***] did not conform to the applicable Specifications and/or warranties, [***] shall replace such rejected lot with a conforming lot. [***] acknowledges and agrees that [***] performance of its obligations under Section [***]. Rejected lots shall be returned to [***] or disposed of at [***] expense, in accordance with [***] instructions. In the event of any destruction of a non-conforming lot, [***] shall deliver to [***] an appropriate certificate of destruction.

        8.3    [***] MANUFACTURE OF [***].

               (a) DELIVERY AND SHIPMENT. [***] Product shall be shipped ex works Aviron's applicable [***] site. Receipt shall be made by Wyeth-Ayerst's designated carrier. Each lot of [***] Product so received shall be accompanied by the FDA lot release letter (to the extent required by the FDA) or comparable documentation from the applicable Regulatory Agency (if available), and other lot release specifications to be agreed upon by the applicable Development Committee.

               (b) ACCEPTANCE AND REJECTION.

                      (i) Any lot of [***] Product released to Wyeth-Ayerst hereunder shall be received by Wyeth-Ayerst or its designated carrier subject to inspection and testing by Wyeth-Ayerst or its designated agent, to ensure that such lot of [***] Product meets the applicable Specifications and otherwise complies with the warranties provided in this Agreement, in accordance with testing and release procedures for the [***] Product, established in the PLA as approved by the FDA or other applicable Regulatory Agency. Wyeth-Ayerst shall be allowed a maximum of [***] days from the date of release of any shipment, or such other time period agreed in writing by the applicable Development Committee, (the "Inspection Period") for inspection and provision of written notice to Aviron of rejection of any portion or all of that lot. If Wyeth-Ayerst does not deliver such written notice to Aviron within the Inspection Period, such lot of [***] Product shall be deemed to have met the applicable Specifications and to comply with all warranties hereunder, and Wyeth-Ayerst shall be deemed to have accepted the shipment. Aviron shall, as soon as is commercially feasible, but in no event later than [***] days after receipt of a rejection notice from Wyeth-Ayerst, replace the rejected quantity of [***] Product, subject to Sections 8.3(c)(ii) and 8.3(c)(iii).

                      (ii) Promptly following any rejection of a lot of [***] Product, Aviron shall determine whether the rejected lot conformed to the applicable Specifications and warranties. If Aviron does not agree with Wyeth-Ayerst, the applicable Development Committee shall select an independent laboratory mutually acceptable to both Parties to carry out tests on representative samples from the rejected portion of the lot. The results of these tests shall be binding on both Parties.

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      15.

                      (iii) If it is determined, either by the Parties' mutual agreement or by such independent laboratory, that the rejected lot of [***]* Product did not conform to the applicable Specifications and/or warranties, Aviron shall, as promptly as is commercially reasonable, replace such rejected lot with a conforming lot as provided in subsection (i) above. Such replacement shall be Aviron's sole responsibility to Wyeth-Ayerst for non-conforming [***] Product. Rejected lots shall be returned to Aviron or disposed of at Aviron's expense, in accordance with Aviron's instructions. In the event of any destruction of a non-conforming lot, Wyeth-Ayerst shall deliver to Aviron an appropriate certificate of destruction. Wyeth-Ayerst shall remain liable for all payments owed to Aviron under subsection (c) below for all replacement [***] Product accepted by Wyeth-Ayerst pursuant to this subsection (b).

               (c) [***] PRODUCT TRANSFER PRICE. The combined transfer price for the [***] Product delivered by Aviron and accepted by Wyeth-Ayerst hereunder shall be the greater of [***] per trivalent dose of [***] Product, or [***] of the average Gross Sales Revenue per trivalent dose of Finished Product per Flu Season in the U.S. Territory or International Territory, as applicable. Wyeth-Ayerst shall pay Aviron such transfer price as follows:

                      (i) [***]. For each lot of [***] accepted by Wyeth-Ayerst pursuant to Section 8.1(d), Wyeth-Ayerst shall pay Aviron an amount equal to [***] times the number of doses of [***] manufactured and supplied hereunder [***], based on the [***] (the "[***] Doses"). Such amount is due and payable to Aviron within [***] days of Wyeth-Ayerst's acceptance of the [***] pursuant to
Section 8.1(d).

                      (ii) [***] Wyeth-Ayerst shall pay Aviron an amount equal to [***] times the number of doses of [***] Product manufactured and supplied hereunder. Such payment is due and payable to Aviron within [***] days of Wyeth-Ayerst's acceptance of each lot thereof pursuant to Section [***].

                      (iii) RECONCILIATION. Within thirty (30) days following the end of each Flu Season in applicable Territory, Wyeth-Ayerst shall provide Aviron with a written calculation of (A) the average Gross Sales Revenue per dose of Finished Product sold in such Territory during such Flu Season, and (B) the number of doses of [***] Product delivered by Aviron and accepted by Wyeth-Ayerst pursuant to Section 8.3(b) in such Territory during such Flu Season (the "Doses Supplied"). The "Sales-Based Transfer Price" for [***] Product in such Territory during such Flu Season shall be deemed to be [***] of the product of (A) multiplied by (B).

                             (1) If the Sales-Based Transfer Price for such
Territory during such Flu Season exceeds the total amount paid by Wyeth-Ayerst to Aviron pursuant to subsections (i) and (ii) above for such [***] Product, then Wyeth-Ayerst shall pay Aviron the difference between such amount and the Sales-Based Transfer Price. All payments due under this subsection (iii) shall be made within thirty (30) days of Aviron's receipt from Wyeth-Ayerst of such calculation report.

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      16.

                             (2) If Aviron [***] manufacture Finished Product
under a U.S. [***] Forecast or an International Forecast, then Aviron shall [***] provided that Aviron shall not [***] to the extent that [***] arises from [***] hereunder in manufacturing the [***] from which the [***] Product was [***].

               (d) AUDITS. Aviron shall have the right to audit Wyeth-Ayerst's records in order to confirm its calculation of the Sales-Based Transfer Price, in accordance with the procedures provided in Section 17.4 of the U.S. Agreement or Section 16.4 of the International Agreement, as applicable, provided that such audit shall be made within ninety (90) days of the end of the relevant Flu Season.

9.      REGULATORY ISSUES

        9.1    COMPLIANCE.

               (a) AVIRON. Aviron shall obtain and maintain, and shall require all of its contractors to obtain and maintain, all necessary permits, registrations and licenses required to manufacture and supply [***] Product under this Agreement. Aviron shall, and shall require all of its contractors to, manufacture and handle all [***] Product manufactured and supplied by Aviron hereunder in accordance with all laws, rules and regulations promulgated by the applicable Regulatory Agency, and in compliance with GMP.

               (b) WYETH-AYERST. Wyeth-Ayerst shall obtain and maintain all necessary permits, registrations and licenses required to manufacture and supply such [***] under this Agreement. Wyeth-Ayerst shall manufacture and handle all [***] manufactured and supplied by Wyeth-Ayerst hereunder in accordance with all applicable federal, state and local laws, government regulations, and in compliance with GMP.

               (c) COORDINATION OF EFFORTS. The applicable Development Committee will coordinate the Parties' efforts under this Section 9.1 in complying with all facilities and process regulatory requirements of the applicable Regulatory Agency.

        9.2    AUDITS.

               (b) BY WYETH-AYERST. Wyeth-Ayerst shall have the right during normal business hours and upon reasonable notice to Aviron, but not more often than once during any Calendar Year, to inspect and audit in a reasonable manner Aviron's manufacturing and other facilities in order to ensure its compliance with its obligations under Section 9.1(a), including the inspection and audit of all batch records and lot release records for all lots of [***] supplied by Aviron hereunder. If any issue of product quality arises with respect to any of such [***], then Wyeth-Ayerst shall have the right to inspect the relevant manufacturing facilities, including all applicable documentation and records relating to the manufacture of the product in question, upon reasonable notice to Aviron. Aviron shall use Commercially Reasonable Efforts to obtain for Wyeth-Ayerst substantially similar audit rights from its contractors hereunder.

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      17.

               (b) BY AVIRON. Aviron shall have the right during normal business hours and upon reasonable notice to Wyeth-Ayerst, but not more often than once during any Calendar Year, to inspect and audit in a reasonable manner Wyeth-Ayerst's manufacturing and other facilities in order to ensure its compliance with its obligations under Section 9.1(b), including the inspection and audit of all batch records and lot release records for all lots of [***]* manufactured by Wyeth-Ayerst hereunder. If any issue of product quality arises with respect to any of such [***] then Aviron shall have the right to inspect the relevant manufacturing facilities, including all applicable documentation and records relating to the manufacture of the product in question, upon reasonable notice to Wyeth-Ayerst.

10.     WARRANTIES, REPRESENTATIONS AND COVENANTS

        10.1 BY AVIRON. Aviron hereby represents and warrants that all [***] manufactured by Aviron and supplied to Wyeth-Ayerst under this Agreement: (a) will conform to the applicable Specifications; (b) will not be adulterated or misbranded within the meaning of any applicable U.S. or other governmental law, rule, order or regulation; and (c) will comply with all U.S. laws, regulations, rules, standards, FDA approvals, registrations or permits, and all other regulatory permits, approvals and licenses applicable to the manufacture of such [***] In no event shall Aviron be liable under this Agreement for any failure of any [***] to meet the applicable Specifications due to improper use, storage or shipment by Wyeth-Ayerst.

        10.2 BY WYETH-AYERST. Wyeth-Ayerst hereby represents and warrants that all [***] manufactured by Wyeth-Ayerst [***] under this Agreement, and all [***] manufactured by Wyeth-Ayerst under this Agreement and sold or distributed by Wyeth-Ayerst pursuant to the U.S. Agreement: (a) will conform to the applicable Specifications; (b) will not be adulterated or misbranded within the meaning of any applicable U.S. or other governmental law, rule, order or regulation; and
(c) will comply with all U.S. laws, regulations, rules, standards, FDA approvals, registrations or permits, and all other regulatory permits, approvals and licenses applicable to the manufacture of such [***]. In no event shall Wyeth-Ayerst be liable under this Agreement for any failure of any [***] to meet the applicable Specifications due to improper use, storage or shipment by Aviron.

        10.3 WARRANTY DISCLAIMERS AND LIMITATIONS. EXCEPT AS SPECIFICALLY SET FORTH IN SECTIONS 10.1 AND 10.2 ABOVE, NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO ANY [***] MANUFACTURED AND SUPPLIED HEREUNDER, AND SPECIFICALLY, WITHOUT LIMITATION, EACH PARTY HEREBY DISCLAIMS ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS SET FORTH ABOVE, NEITHER PARTY ASSUMES OR AUTHORIZES ANY PERSON TO ASSUME ANY LIABILITY OR WARRANTY IN CONNECTION WITH ANY [***] MANUFACTURED AND/OR SUPPLIED HEREUNDER. IN THE EVENT OF A BREACH BY AVIRON OF THE WARRANTY SET FORTH IN SECTION 10.1 ABOVE, OR A BREACH BY WYETH-AYERST OF THE WARRANTY SET FORTH IN SECTION 10.2 ABOVE, THE NON-

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      18.

BREACHING PARTY'S SOLE REMEDY WILL BE TO RETURN THE AFFECTED [***]* FOR REPLACEMENT OR CREDIT, IN ACCORDANCE WITH THE TERMS HEREOF.

        10.4 LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS, REVENUE, DATA OR USE, INCURRED BY THE OTHER PARTY, WHETHER IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11.     TERM AND TERMINATION

        11.1 TERM. The term of this Agreement will begin on the Effective Date and will expire on the later of (a) the date of expiration or termination of the U.S. Agreement (the "U.S. Termination Date"), or (b) the date of expiration or termination of the International Agreement (the "International Termination Date"), unless terminated earlier or extended by the mutual written agreement of the Parties.

               (a) In the event that the U.S. Termination Date occurs prior to the International Termination Date, all provisions of this Agreement specifically relating to the manufacture and supply of Product for the U.S. Territory shall terminate, except as set forth in Section 11.3 or otherwise explicitly stated herein, and all other provisions of this Agreement shall continue in full force and effect.

               (b) In the event that the International Termination Date occurs prior to the U.S. Termination Date, all provisions of this Agreement specifically relating to the manufacture and supply of Product for the International Territory shall terminate, except as set forth in Section 11.3 or otherwise explicitly stated herein, and all other provisions of this Agreement shall continue in full force and effect.

        11.2   EFFECT OF TERMINATION.

               (a) CONFIDENTIAL INFORMATION. Each Party shall return all of the other Party's Confidential Information within sixty (60) days of termination or expiration of this Agreement.

               (b) WORK IN PROCESS. Upon termination or expiration of this Agreement, Wyeth-Ayerst shall provide Aviron with full particulars of all [***] (including quantities of [***], and the dates on which the [***] was manufactured) in its possession. Aviron shall be entitled, at its discretion, to purchase from Wyeth-Ayerst any such [***] at a fair and reasonable price to be agreed on in good faith by the Parties, but which in no event shall exceed [***] of the average Net Sales per dose based on the then-current Flu Season. If so requested by Aviron, Wyeth-Ayerst shall arrange for delivery of such [***] purchased by Aviron pursuant to this subsection (i) to such destination or destinations as may be designated by Aviron. All delivery arrangements shall be subject to the prior approval of Aviron. Freight and insurance of such delivery shall be at the cost of Aviron.

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      19.

        11.3 SURVIVAL. Sections 11.2 and 11.3, and Articles 10, 12, 13 and 14 of this Agreement shall survive any expiration or termination of this Agreement, or of any provisions thereof as provided in Section 11.1. Any and all claims and payment obligations that accrue prior to any termination or expiration of this Agreement, or of any provision hereof, shall survive such termination or expiration.

12.     CONFIDENTIALITY

        12.1 CONFIDENTIAL INFORMATION. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that the receiving Party shall keep confidential, and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement, any Information and other information and materials (including without limitation the Aviron Product Materials) furnished to it by the other Party pursuant to this Agreement or any Information developed during the course of the collaboration hereunder, or any provisions of this Agreement that are the subject of an effective order of the Securities Exchange Commission (the "SEC") granting confidential treatment pursuant to the Securities Act of 1934, as amended (collectively, "Confidential Information"), except to the extent that it can be established by the receiving Party that such Confidential Information:

               (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

               (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

               (c) became generally available to the public or otherwise part of the public domain after its disclosure to the receiving Party, and other than through any act or omission of the receiving Party in breach of this Agreement;

               (d) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others; or

               (e) was independently developed by employees of the receiving Party who had no knowledge of or access to the Confidential Information of the other Party.

        For Confidential Information other than the Aviron Product Materials and information relating to the Aviron Product Materials or the manufacture of the Product, the non-disclosure obligations under this Section 12.1 shall terminate upon the later of: (i) [***]* years following the expiration or termination of this Agreement, or (ii) [***] years from the Effective Date.

        12.2   AUTHORIZED DISCLOSURE.

               (a) Each Party may disclose Confidential Information hereunder to the extent such disclosure is reasonably necessary in securing agreements with Third Party contractors, prosecuting or defending litigation or complying with applicable governmental regulations,

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      20.

provided, however, that if a Party is required by law or regulation to make any such disclosures of the other Party's Confidential Information it will, except where impracticable for necessary disclosures (for example in the event of medical emergency) give reasonable advance notice to the other Party of such disclosure requirement (e.g., filings with the SEC and stock markets) and, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed, unless in the judgement of such disclosing Party's legal counsel such Confidential Information is legally required to be fully disclosed.

               (b) In addition, and with prior notice to the other Party of each Third Party with whom a confidential disclosure agreement is being entered into, each Party shall be entitled to disclose, under a binder of confidentiality containing provisions at least as protective as those of this Article 12, Confidential Information to any Third Party for the purpose of carrying out the purposes of this Agreement.

13.     MICHIGAN AGREEMENT

        13.1 WYETH-AYERST OBLIGATIONS. Wyeth-Ayerst accepts that the following provisions of the Michigan Agreement are hereby incorporated by reference and shall be binding upon Wyeth-Ayerst as a "sublicensee" under the Michigan Agreement (as defined in Section 2.6 of the Michigan Agreement):

               (a) Section 3.5 (U.S. government "march-in" rights);

               (b) Article 4 (obligations and restrictions relating to [***] (as defined in Section [***] of the Michigan Agreement), products and their ownership and use);

               (c) Section 6.2 (duties of use of a nomenclature system);

               (d) Section 6.3 (duties to keep records and rights of inspection);

               (e) Section 8.5 (preference for U.S. manufacturers);

               (f) Article 9 (obligations regarding the periodic reporting, disclosure and grant of rights to certain intellectual property);

               (g) Section 13.4 (duties to avoid improper representations or responsibilities);

               (h) Article 14 (obligations to defend, hold harmless and indemnify Michigan);

               (i) Section 14.3 (obligations to retain insurance);

               (j) Section 15.2 (survival of certain obligations);

               (k) Section 15.5 (obligations relating to the return and non-use of [***] and certain intellectual property and prohibition on the manufacture of products after termination of the Michigan Agreement);

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      21.

               (l) Section 15.6 (duties to provide rights to Michigan to certain intellectual property upon termination of the Michigan Agreement);

               (m) Articles 16 and 17 (duties relating to confidential information and to pre-publication disclosure);

               (n) Article 20 (duties to control export); and

               (o) Article 22 (duty to restrict use of Michigan's name).

        13.2 USE OF AVIRON PRODUCT MATERIALS. Wyeth-Ayerst acknowledges and agrees that the Aviron Product Materials (as defined in the U.S. Agreement and the International Agreement) are confidential materials of Aviron and Michigan, and that access to the Aviron Product Materials shall be limited to those of its employees reasonably requiring such access for the purposes set forth in this Agreement, who further will be required, in writing, to treat the Aviron Product Materials as confidential. In addition, Wyeth-Ayerst agrees that in the event [***] other than the Aviron Product Materials come into its possession, it shall promptly notify Aviron in writing; provided, however, that although it is not the Parties' intent as of the Signing Date that [***] in the event that [***] Wyeth-Ayerst agrees [***] and shall not [***] upon expiration or termination of this Agreement, except to the extent [***] pursuant to [***].

        13.3 WARRANTY DISCLAIMER. Wyeth-Ayerst acknowledges Michigan's warranty disclaimer and limitation of liability contained in the Michigan Agreement, and will make no statements, representations or warranties inconsistent with such warranty disclaimer or limitation of liability.

        13.4 COOPERATION. The Parties agree to cooperate reasonably with each other in assisting each Party to comply with its obligations under the Michigan Agreement as it pertains to such Party's performance of its rights and obligations under this Agreement.

14.     INDEMNIFICATION

        14.1 INDEMNIFICATION BY AVIRON. Except as set forth in Section 14.2 hereof, and except to the extent caused by Wyeth-Ayerst's or its Affiliates' or sublicensees' negligent, reckless or willful acts or omissions, Aviron shall indemnify, defend and hold Wyeth-Ayerst and its directors, officers, employees, agents and Affiliates harmless from and against any third party claims, damages, costs or expenses, including reasonable attorneys' fees (collectively, "Liabilities"), which Wyeth-Ayerst incurs by reason of any [***] supplied by Aviron to Wyeth-Ayerst hereunder that results in injury, death or illness of any person, to the extent that such claims arise out of, relate to or result from the breach by Aviron of any of its representations or warranties contained within this Agreement.

        14.2 INDEMNIFICATION BY WYETH-AYERST. Except as set forth in Section
14.1 hereof, and except to the extent caused by Aviron's negligent, reckless or willful acts or omissions, Wyeth-Ayerst shall indemnify, defend and hold Aviron and its directors, officers, employees, agents and Affiliates harmless from and against any Liabilities which Aviron incurs by reason of

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      22.

any [***] manufactured by Wyeth-Ayerst hereunder that results in injury, death or illness of any person, to the extent such Liabilities arise out of, relate to or result from the breach by Wyeth-Ayerst of any of its representations or warranties contained within this Agreement.

        14.3 INDEMNIFICATION PROCEDURES. A Party which intends to claim indemnification under Section 14.1 or 14.2 hereof (the "Indemnitee") shall promptly notify the other Party (the "Indemnitor") in writing of any third party claim, lawsuit or other action in respect of which the Indemnitee or any of its directors, officers, employees, agents and Affiliates intend to claim such indemnification. The Indemnitee shall permit, and shall cause its directors, officers, employees, agents and Affiliates to permit, the Indemnitor, at its discretion, to settle any such claim, lawsuit or other action and agrees to the complete control of such defense or settlement by the Indemnitor; provided that such settlement does not adversely affect the Indemnitee's rights hereunder or impose any obligations on the Indemnitee in addition to those set forth herein in order for it to exercise such rights. No such claim, lawsuit or other action shall be settled without the prior written consent of the Indemnitor, and the Indemnitor shall not be responsible for any legal fees or other costs incurred other than as provided herein. The Indemnitee, its directors, officers, employees, agents and Affiliates shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any claim, lawsuit or other action covered by the provisions of this Article 14. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense.

        14.4 INSURANCE. Each Party shall maintain comprehensive general liability insurance coverage, including products liability, with a minimum limit of not less than [***],* and shall provide the other Party with a certificate of such insurance as requested.

15.     DISPUTE RESOLUTION

        15.1   DISPUTES.

               (a) The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement that relate to either Party's rights and/or obligations hereunder or thereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 15 if and when a dispute arises under this Agreement.

               (b) Unless otherwise specifically recited in this Agreement, disputes between the Parties shall be first referred to the Commercialization Committee or Development Committee responsible for such issue by either Party as soon as reasonably possible after such dispute has arisen. If the relevant Commercialization Committee or Development Committee is unable to resolve such a dispute within ten (10) days of being requested by a Party to resolve such dispute, or if the preceding sentence is not applicable to such dispute, either Party may, by written notice to the other, have such dispute referred to their respective executive

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      23.

officers designated below or their designees, for attempted resolution by negotiations within fifteen (15) days after such notice is received. The designated officers are as follows:

        For Wyeth-Ayerst:   President of Wyeth-Ayerst Global Pharmaceuticals

        For Aviron:         Aviron Chief Executive Officer

In the event such designated officers are unable to resolve such dispute, the Parties shall then be permitted to pursue all available remedies at law or in equity; provided, however, that no lawsuit may be commenced by one Party unless it gives the other Party fifteen (15) days notice of its intent to initiate an action.

16.     MISCELLANEOUS

        16.1   ASSIGNMENT.

               (a) Neither Party may assign its rights or obligations under this Agreement without the prior written consent of the other Party, except in connection with a merger, acquisition nor similar reorganization or the sale of all or substantially all of its assets, or, in the case of Wyeth-Ayerst, the sale or transfer of substantially all of the vaccine business of Wyeth-Ayerst. Subject to [***], this Agreement shall survive any such merger or reorganization of either Party with or into, or such sale of assets to, another party and no consent for such merger, reorganization or sale shall be needed; provided, that in the event of such merger, reorganization or sale, no intellectual property rights of the acquiring corporation shall be included in the technology licensed hereunder.

               (B) This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment not in accordance with this Agreement shall be void.

        16.2 CONSENTS NOT UNREASONABLY WITHHELD OR DELAYED. Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld or delayed, unless specifically otherwise provided.

        16.3 FORCE MAJEURE. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting Party, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure and has given the other Party prompt notice describing such event, the effect thereof and the actions being taken to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      24.

        16.4 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

        16.5 NOTICES. All notices hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof).

        If to Aviron:        Aviron
                             297 North Bernardo Avenue
                             Mountain View, California 94043
                             Attention:     Chief Executive Officer
                             Telephone:     (650) 919-6600
                             Facsimile:     (650) 919-6612

        With copies to:      Cooley Godward LLP
                             5 Palo Alto Square
                             3000 El Camino Real
                             Palo Alto, California
                             Attention:     Barbara A. Kosacz
                             Telephone:     (650) 843-5000
                             Facsimile:     (650) 857-0663

        If to Wyeth-Ayerst:  Wyeth-Ayerst Laboratories
                             555 Lancaster Avenue
                             St. Davids, Pennsylvania, 19087
                             Attention:     Sr. Vice President,
                                              Global Business Development
                             Telephone:     (610) 688-5809
                             Facsimile:     (610) 688-9498

        With copies to:      American Home Products Corporation
                             Five Giralda Drive
                             Madison, New Jersey 07940
                             Attention:     Sr. Vice President and
                                              General Counsel
                             Telephone:     (973) 660-6040
                             Facsimile:     (973) 660-7155

        16.6 WAIVER. Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or any other of such Party's rights or remedies provided in this Agreement.

        16.7 SEVERABILITY. If any term, covenant or condition of this Agreement or the application thereof to any Party or circumstances shall, to any extent, be held to be invalid or

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      25.

unenforceable, then (i) the remainder of this Agreement, or the application of such term, covenant or condition to Parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (ii) the Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

        16.8 AMBIGUITIES. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

        16.9 GOVERNING LAW. This Agreement shall be governed by and interpreted under the laws of the [***] as applied to contracts entered into and performed entirely in [***]* residents.

        16.10 HEADINGS. The Sections and paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of the Sections or paragraphs to which they apply.

        16.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        16.12 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, the U.S. Agreement, the International Agreement and the Credit Agreement (as defined in Section 13.1 of the U.S. Agreement) (collectively, the "Agreements"), including all Exhibits and Schedules attached thereto, set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter thereof, and supersede and terminate all prior agreements and understandings between the Parties with respect to such subject matter, except as provided in Section 11.3(e) of the International Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties with respect to the subject matter thereof other than as set forth therein. No subsequent alteration, amendment, change or addition to the Agreements shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties. The Agreements, including without limitation the Exhibits, Schedules and attachments thereto, are intended to define the full extent of the legally enforceable undertakings of the Parties thereto with respect to the subject matter thereof, and no promise or representation, written or oral, which is not set forth explicitly is intended by either Party to be legally binding. Both Parties acknowledge that in deciding to enter into the Agreements and to consummate the transaction contemplated thereby neither Party has relied upon any statement or representations, written or oral, other than those explicitly set forth therein.

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      26.

        16.13 INDEPENDENT CONTRACTORS. The status of the Parties under this Agreement shall be that of independent contractors. Neither Party shall have the right to enter into any agreements on behalf of the other Party, nor shall it represent to any person that it has any such right or authority. Nothing in this Agreement shall be construed as establishing a partnership or joint venture relationship between the Parties.

        16.14 CURRENCY. The references in this Agreement to amounts expressed in dollars ($) shall mean United States dollars.

        16.15 EFFECTIVE DATE. The "Effective Date" of this Agreement shall be the same as the "Effective Date" as defined in the U.S. Agreement. In the event that the Effective Date has not occurred within three (3) months after the Signing Date, the Parties shall revert to their status prior to signing this Agreement; provided that Aviron may extend such three month period in one (1) month increments upon written notice to Wyeth-Ayerst, such extended period not to exceed three (3) months. This Section 16.15 shall bind Aviron and Wyeth-Ayerst upon execution of this Agreement, but the other provisions of the Agreement shall not become effective until the Effective Date.


                                      27.

        IN WITNESS WHEREOF, Aviron and Wyeth-Ayerst have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

AMERICAN HOME PRODUCTS CORPORATION  AVIRON

By:    /s/ Gerad A. Jibilian             By:     /s/ Carol A. Olson
       -----------------------------             -------------------------------
Name:                                    Name:
       -----------------------------             -------------------------------
Title:                                   Title:
       -----------------------------             -------------------------------


                                      28.

                                TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
1.      DEFINITIONS..........................................................................1

        1.1    "[***] Product"...............................................................2

        1.2    "[***] Product"...............................................................2

        1.3    "Calendar Year"...............................................................2

        1.4    "Commercialization Committee".................................................2

        1.5    "Commercially Reasonable Efforts".............................................2

        1.6    "Development Committee".......................................................2

        1.7    "Effective Date"..............................................................2

        1.8    "[***] Agreement".............................................................2

        1.9    "Finished Product"............................................................2

        1.10   "[***]".......................................................................2

        1.11   "Flu Season"..................................................................2

        1.12   "Forecast"....................................................................2

        1.13   "[***] Product"...............................................................2

        1.14   "[***] Monovalent"............................................................2

        1.15   "Global Territory"............................................................2

        1.16   "Gross Sales Revenue".........................................................3

        1.17   "Good Manufacturing Practice" or "GMP"........................................3

        1.18   "JCC".........................................................................3

        1.19   "[***] Product"...............................................................3

        1.20   "ICC".........................................................................3

        1.21   "[***]".......................................................................3

        1.22   "International Territory".....................................................3

        1.23   "[***]".......................................................................3

        1.24   "[***]".......................................................................3

        1.25   "[***] Product"...............................................................3

        1.26   "[***] Plant".................................................................3

        1.27   "[***]".......................................................................3

        1.28   "Michigan"....................................................................3

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       i.

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                           PAGE
                                                                                           ----
        1.29   "Michigan Agreement"..........................................................4

        1.30   "Monovalent Bulk".............................................................4

        1.31   "PLA".........................................................................4

        1.32   "Product".....................................................................4

        1.33   "[***]".......................................................................4

        1.34   "Regulatory Agency"...........................................................4

        1.35   "Secondary Manufacture" or "Secondary Manufacturing"..........................4

        1.36   "Specifications"..............................................................4

        1.37   "Territory"...................................................................4

        1.38   "[***]".......................................................................4

        1.39   "U.S. Territory"..............................................................5

        1.40   "Working Seeds"...............................................................5

2.      SCOPE................................................................................5

        2.1    General Obligations and Rights of the Parties.................................5

        2.2    Management by Commercialization Committees....................................6

        2.3    Third Party Supply............................................................6

        2.4    Wyeth-Ayerst Advisory Role....................................................7

3.      PRODUCT FORECASTS FOR U.S. TERRITORY.................................................7

        3.1    U.S. [***] Forecast...........................................................7

        3.2    U.S. [***] Forecast...........................................................7

        3.3    [***].........................................................................8

4.      [***] FORECASTS FOR INTERNATIONAL TERRITORY..........................................8

        4.1    Forecasts.....................................................................8

5.      FAILURE TO [***].....................................................................9

        5.1    Notice of [***]...............................................................9

        5.2    [***] Product.................................................................9

        5.3    [***]........................................................................10

        5.4    Sole Remedy..................................................................10

6.      SPECIFICATIONS, DELIVERY AND ACCEPTANCE OF [***] PRODUCT............................10

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      ii.

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                           PAGE
                                                                                           ----
        6.1    Specifications...............................................................10

        6.2    Delivery and Shipment........................................................10

        6.3    Acceptance and Rejection.....................................................10

7.      PRICING AND PAYMENT FOR [***] PRODUCT...............................................11

        7.1    Transfer Price...............................................................11

        7.2    Transfer Price Payment.......................................................11

               (a)    [***] Product, First Flu Season.......................................11

               (b)    Other Transfer Price Payments.........................................12

        7.3    Reconciliation...............................................................12

8.      PROCEDURES AND PAYMENTS FOR [***] PRODUCT...........................................13

        8.1    Supply of [***]..............................................................13

        8.2    Supply of [***]..............................................................14

        8.3    [***] Manufacture of [***]...................................................15

9.      REGULATORY ISSUES...................................................................17

        9.1    Compliance...................................................................17

        9.2    Audits.......................................................................17

10.     WARRANTIES, REPRESENTATIONS AND COVENANTS...........................................18

        10.1   By Aviron....................................................................18

        10.2   By Wyeth-Ayerst..............................................................18

        10.3   Warranty Disclaimers and Limitations.........................................18

        10.4   Limitation of Liability......................................................19

11.     TERM AND TERMINATION................................................................19

        11.1   Term.........................................................................19

        11.2   Effect of Termination........................................................19

        11.3   Survival.....................................................................20

12.     CONFIDENTIALITY.....................................................................20

        12.1   Confidential Information.....................................................20

        12.2   Authorized Disclosure........................................................20

13.     MICHIGAN AGREEMENT..................................................................21

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      iii.

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                           PAGE
                                                                                           ----
        13.1   Wyeth-Ayerst Obligations.....................................................21

        13.2   Use of Aviron Product Materials..............................................22

        13.3   Warranty Disclaimer..........................................................22

        13.4   Cooperation..................................................................22

14.     INDEMNIFICATION.....................................................................22

        14.1   Indemnification by Aviron....................................................22

        14.2   Indemnification by Wyeth-Ayerst..............................................22

        14.3   Indemnification Procedures...................................................23

        14.4   Insurance....................................................................23

15.     DISPUTE RESOLUTION..................................................................23

        15.1   Disputes.....................................................................23

16.     MISCELLANEOUS.......................................................................24

        16.1   Assignment...................................................................24

        16.2   Consents Not Unreasonably Withheld or Delayed................................24

        16.3   Force Majeure................................................................24

        16.4   Further Actions..............................................................25

        16.5   Notices......................................................................25

        16.6   Waiver.......................................................................25

        16.7   Severability.................................................................25

        16.8   Ambiguities..................................................................26

        16.9   Governing Law................................................................26

        16.10  Headings.....................................................................26

        16.11  Counterparts.................................................................26

        16.12  Entire Agreement; Amendments.................................................26

        16.13  Independent Contractors......................................................27

        16.14  Currency.....................................................................27

        16.15  Effective Date...............................................................27




                                      iv.